Registration No. -----------------

     As filed with the Securities and Exchange Commission on May 12, 1995
  ---------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                            -----------------------

                                   FORM S-8

                            Registration Statement

                                     Under

                          The Securities Act of 1933

                             WILLCOX & GIBBS, INC
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)

                    New York                              13-1474527
            -------------------------------           --------------------
            (State or other jurisdiction of           (I.R.S. Employer
            incorporation or organization)            Identification No.)

            150 Alhambra Circle, Coral Gables, Florida        33134
            ------------------------------------------      ----------
            (Address of Principal Executive Offices)        (Zip Code)

                           1988 STOCK INCENTIVE PLAN
                          --------------------------
                           (Full title of the plan)

                              Allan M. Gonopolsky
      Willcox & Gibbs, Inc., 150 Alhambra Circle, Coral Gables, FL  33134
                                (305) 446-8000
      -------------------------------------------------------------------
           (Name, address and telephone number of agent for service)
                         Copy to:  John K. Hoyns, Esq.
                             Hughes Hubbard & Reed
                            One Battery Park Plaza
                             New York, N.Y.  10004


                        CALCULATION OF REGISTRATION FEE

Title of
Securities          Amount         Proposed Maximum           Proposed              Amount
 to be              to be           Offering Price       Maximum Aggregate       Registration
Registered       Registered*         Per Share**          Offering Price**           Fee
- ------------     -----------       ---------------       ------------------      ------------
Common Stock,      1,600,000            $6.987              $11,178,781.25         $3,854.75
par value           shares
$1 per share

                                                                        (see footnotes on following page)

FOOTNOTES
- ---------

[FN]* This Registration Statement also relates to such indeterminate number of additional shares resulting from stock splits, stock dividends, or similar transactions with respect to shares covered by this Registration Statement.

[FN]**The proposed maximum offering price per share of Common Stock and the proposed maximum aggregate offering price are calculated solely for the purpose of determining the registration fee pursuant to Rule 457(h) under the Securities Act of 1933. With respect to 986,500 shares subject to stock options granted prior to the date hereof, such prices are based upon the $6.395 weighted average per share exercise price of such options, and with respect to the balance of the shares registered hereunder, such prices are based on a price of $7.9375 per share, which is the average of the high and low sale prices per share of the Common Stock on May 8, 1995, as reported in the consolidated transaction reporting system.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT



Item 3.   Incorporation of Documents by Reference
          ---------------------------------------

          The following documents filed by Willcox & Gibbs, Inc. (the "Company") under the Securities Exchange Act of 1934 (the "Exchange Act") are incorporated herein by reference:

          (a) The Company's annual report on Form 10-K for the year ended December 31, 1994;

          (b) All other reports filed by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act since December 31, 1994; and

          (c) The description of the Company's Common Stock contained in the Company's registration statements therefor filed under Section 12 of the Exchange Act, including any amendment or report filed for the purpose of updating such description.

          All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of the filing of such documents.


Item 4.   Description of Securities
          -------------------------

          Not applicable.


Item 5.   Interests of Named Experts and Counsel
          --------------------------------------

          Not applicable.


Item 6.   Indemnification of Directors and Officers
          -----------------------------------------

          Based upon Article NINTH of the Company's Certificate of Incorporation, as amended, and New York law, no director will be personally liable to the Company or any shareholder for damages for any breach of duty in such capacity, except if a judgment or other final adjudication adverse to the director establishes that (i) the director's acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law, (ii) the director personally gained in fact a financial profit or other advantage to which he was not legally entitled or (iii) the director's acts violated

Section 719 of the Business Corporation Law of New York. The Company's Certificate of Incorporation, as amended, further provides that if the Business Corporation Law of New York is amended after approval by the stockholders of Article NINTH to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of directors of the Company will be eliminated or limited to the fullest extent permitted by the Business Corporation Law of New York, as so amended. In addition, the Company's Certificate of Incorporation, as amended, provides that neither the amendment nor repeal of Article NINTH, nor the adoption of any provision of the Company's Certificate of Incorporation or By-Laws or of any statute inconsistent with Article NINTH, may eliminate or reduce the effect of Article NINTH in respect of any acts or omissions occurring prior to such amendment, repeal or adoption of such inconsistent provision.

          Based upon Article IX of the Company's By-Laws, any person made or threatened to be made a party to an action or proceeding, whether civil or criminal, by reason of the fact that he, his testator or intestate then is or was a director or officer of the Company, or then serves or has served any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the Company, will be indemnified by the Company against expenses (including attorneys' fees, judgments, fines and amounts paid in settlement) to the full extent permitted by the laws of the State of New York. This provision of the Company's By-Laws, to the full extent so permitted, applies to actions by or in the right of the Company and requires the Company to pay expenses in advance of final disposition. In addition, Article IX of the Company's By-Laws provides that its adoption will not adversely affect any right to indemnification which any person may have had under the Company's By-Laws prior to its adoption or apart from the provisions of the Company's By-Laws as now, hereafter or formerly in effect. Other rights to indemnification or advancement of expenses may also be provided by (i) a resolution of stockholders, (ii) a resolution of directors, or (iii) an agreement providing for such indemnification. In addition, the Company's By-Laws empower the Board of Directors of the Company in its discretion, to provide indemnity on such terms and to such extent as it may fix, to employees and other persons to whom the provisions of Article IX do not relate.

          On November 18, 1986, the Company entered into individual indemnification agreements with directors and officers which confirm that indemnification is to be provided to the full extent permitted by New York law and (i) specify procedures for determining entitlement to indemnification and advancement of expenses, (ii) afford indemnitees certain rights to selection of special independent counsel to determine entitlement to indemnification, and to creation of a trust fund to assure payment of indemnity amounts, in the event of a Potential Change in Control (as defined), (iii) confirm that contractual indemnity rights shall survive charter or By-Law changes or termination of services and (iv) contain various other provisions designed to clarify the rights of directors and officers to indemnity.

          The Company has a contract for insurance coverage under which the Company's directors and officers (as well as the Company) are indemnified under certain circumstances with respect to litigation and other costs and liabilities arising out of actual or alleged misconduct of such directors and officers.

Item 7.   Exemption from Registration Claimed
          -----------------------------------

          Not applicable.


Item 8.   Exhibits
          --------

Number    Description                                       Method of Filing
- ------    ------------                                      -----------------

4.1       Composite Certificate of Incorporation            Filed as Exhibit 3.1 to the Company's
          of the Company                                    annual report on Form 10-K for 1993

4.2       By-laws of the Company                            Filed as Exhibit 3.2 to the Company's
                                                            report on Form 10-K for 1993

5.1       Opinion of Hughes Hubbard & Reed as to            Filed herewith
          the legality of the securities being
          registered

15.1      Awareness Letter of Coopers & Lybrand L.L.P.      Filed herewith

23.1      Consent of Coopers & Lybrand L.L.P.               Filed herewith

23.2      Consent of Hughes Hubbard & Reed                  Included in Exhibit 5.1

24.1      Powers of Attorney authorizing                    Filed herewith
          Jon O. Fullerton and Allan M. Gonopolsky
          to sign the Registration Statement and
          all amendments thereto on behalf of certain
          directors and officers of the Company

Item 9.   Undertakings
          -------------

(a)  The Company hereby undertakes:

      (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

            (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

           (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represents a fundamental change in the information set forth in the Registration Statement;

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

   Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Company pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

      (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The Company hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 12th day of May, 1995.



                                   WILLCOX & GIBBS, INC.



                                   By:  /s/ Jon O. Fullerton
                                      ---------------------------------
                                      Jon O. Fullerton
                                      Vice President, Secretary
                                      and General Counsel



          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on this 12th day of May, 1995.


Signature                                    Capacity
- ---------                                    --------

  (i)  Principal Executive
       Officer:

ALAIN VIRY*                                  President, Chief Executive
- ---------------------------------            Officer and Director
(Alain Viry)

 (ii)  Principal Financial and
       Accounting Officers:

STEVEN M. HITT*                              Vice President and Chief
- ---------------------------------            Financial Officer
(Steven M. Hitt)

ALLAN M. GONOPOLSKY*                         Vice President and Corporate
- ---------------------------------            Controller
(Allan M. Gonopolsky)


(iii)  A majority of the
       Board of Directors:

FREDERIC DE CASTRO*                          Director
- ---------------------------------
(Frederic de Castro)

JOHN B. FRASER*                              Director
- ---------------------------------
(John B. Fraser)

R. GARY GENTLES*                             Director
- ---------------------------------
(R. Gary Gentles)

AUSTIN LIST*                                 Director
- ---------------------------------
(Austin List)

ERIC LOMAS*                                  Director
- ---------------------------------
(Eric Lomas)

GERALD E. MORRIS*                            Director
- ---------------------------------
(Gerald E. Morris)

NICHOLAS SOKOLOW*                            Director
- ---------------------------------
(Nicholas Sokolow)

ALAIN VIRY*                                  Director
- ---------------------------------
(Alain Viry)

SERGE WEINBERG*                              Director
- ---------------------------------
(Serge Weinberg)


- ---------------------------------

[FN]* By: /s/ Jon O. Fullerton
      ---------------------------
      Jon O. Fullerton, as authorized by
      Power of Attorney filed as Exhibit
      24.1 to this Registration Statement

                                 EXHIBIT INDEX
                                 -------------



Number    Description                                       Method of Filing
- ------    -----------                                       -----------------

4.1       Composite Certificate of Incorporation            Filed as Exhibit 3.1 to the Company's
          of the Company                                    annual report on Form 10-K for 1993

4.2       By-laws of the Company                            Filed as Exhibit 3.2 to the Company's
                                                            report on Form 10-K for 1993

5.1       Opinion of Hughes Hubbard & Reed as to            Filed herewith
          the legality of the securities being
          registered

15.1      Awareness Letter of Coopers & Lybrand L.L.P.      Filed herewith

23.1      Consent of Coopers & Lybrand L.L.P.               Filed herewith

23.2      Consent of Hughes Hubbard & Reed                  Included in Exhibit 5.1

24.1      Powers of Attorney authorizing                    Filed herewith
          Jon O. Fullerton and Allan M. Gonopolsky
          to sign the Registration Statement and all
          amendments thereto on behalf of certain
          directors and officers of the Company

                                                                    Exhibit 5.1

                                    HUGHES HUBBARD & REED
  1300 I STREET, N.W.               ONE BATTERY PARK PLAZA                555 SOUTH GRAND AVENUE
WASHINGTON, D.C. 20005-3306     NEW YORK, NEW YORK  10004-1482      LOS ANGELES, CALIFORNIA 90071-3442
     202-408-3600                                                              213-613-2800
                                   TELEPHONE: 212-837-6000
47, AVENUE GEORGES MANDEL                                                  801 BRICKELL AVENUE
  75116 PARIS, FRANCE              TELECOPIER: 212-422-4726                MIAMI, FLORIDA 33131
  (33) (1) 44 05 80 00                                                         305-358-1666




                                   May 12, 1995



Willcox & Gibbs, Inc.
150 Alhambra Circle
Coral Gables, Florida  33134

          Re:  1988 Stock Incentive Plan
               -------------------------

Ladies & Gentlemen:

          You have requested our opinion in connection with the Registration Statement on Form S-8 (the "Registration Statement") of Willcox & Gibbs, Inc. (the "Company") filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to 1,600,000 shares (the "Shares") of Common Stock, par value $1 per share ("Common Stock"), to be issued to certain executive officers and directors of the Company in accordance with the provisions of the Company's 1988 Stock Incentive Plan (the "Plan").

          This Opinion Letter is governed by, and shall be interpreted in accordance with, the Legal Opinion Accord (the "Accord") of the ABA Section of Business Law (1991). As a consequence, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the Accord, and this Opinion Letter should be read in conjunction therewith. The law covered by the opinions expressed herein is limited to the Federal Law of the United States and the Law of the State of New York.

          Based upon and subject to the foregoing, we are of the opinion that when the applicable provisions of the Act and of such "Blue Sky" or other state securities laws as may be applicable shall have been complied with, and the Shares shall have been issued and paid for in accordance with the terms of the Plan, assuming in each case that the Shares are delivered against receipt by the Company of consideration having a value not less than $1.00 per Share, the Shares will be legally issued, fully paid and nonassessable.

          We hereby consent to the filing of this opinion as an exhibit to the Registration Statement. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Act or the rules and regulations of the Securities and Exchange Commission.


                                   Very truly yours,

                                   /s/ Hughes Hubbard & Reed
                                   ------------------------------
                                   Hughes Hubbard & Reed

                                                                   Exhibit 15.1














Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

          Re:  Willcox & Gibbs, Inc.
               Registration on Form S-8
               ------------------------


We are aware that our report dated April 14, 1995 on our review of the condensed consolidated balance sheet of Willcox & Gibbs, Inc. as of March 31, 1995, and the related condensed consolidated statements of income and cash flows for the three-month periods ended March 31, 1995 and 1994, included in the Company's Form 10-Q for the quarter ended March 31, 1995, is incorporated by reference in this Registration Statement on Form S-8 and the related Prospectus. Pursuant to Rule 436(c) under the Securities Act of 1933, this report should not be considered a part of such registration statement within the meaning of Sections 7 and 11 of the Act.



/s/ Coopers & Lybrand L.L.P.
- ----------------------------
Coopers & Lybrand L.L.P


Miami, Florida
May 9, 1995

                                                                   Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                                 -------------




          We consent to the incorporation by reference in this Registration Statement of Willcox & Gibbs, Inc. on Form S-8 and the related prospectus (which relate to the 1988 Stock Incentive Plan) of our report dated March 15, 1995, except as to the information presented in Note 5 for which the date is March 30, 1995, on our audits of the consolidated financial statements and financial statement schedules of Willcox & Gibbs, Inc. as of December 31, 1994 and 1993, and for the years ended December 31, 1994, 1993 and 1992, which report is included in the Annual Report on Form 10-K of Willcox & Gibbs, Inc. for the year ended December 31, 1994. We also consent to the reference to our firm under the heading "Experts" in the Prospectus.




/s/ Coopers & Lybrand L.L.P.
- ----------------------------
Coopers & Lybrand L.L.P


Miami, Florida
May 9, 1995

                                                                   Exhibit 24.1




                               POWER OF ATTORNEY

                WILLCOX & GIBBS, INC. 1988 STOCK INCENTIVE PLAN
               ------------------------------------------------





          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Jon O. Fullerton and Allan M. Gonopolsky, and each of them, with full power of substitution his true and lawful attorneys to execute in his name (whether on behalf of Willcox & Gibbs, Inc. (the "Company") or as an officer or director of the Company) any Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to shares of Common Stock of the Company to be issued pursuant to the Company's 1988 Stock Incentive Plan (the "Plan"), including without limitation additional Registration Statements on Form S-8 adding shares to the Plan, and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys and his substitutes shall have and may exercise all powers to act hereunder with or without the others. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto as of this 12th day of May, 1995.




                                        /s/ Jon O. Fullerton
                                   ----------------------------------
                                   Jon O. Fullerton

                               POWER OF ATTORNEY

                WILLCOX & GIBBS, INC. 1988 STOCK INCENTIVE PLAN
               ------------------------------------------------





          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Jon O. Fullerton and Allan M. Gonopolsky, and each of them, with full power of substitution his true and lawful attorneys to execute in his name (whether on behalf of Willcox & Gibbs, Inc. (the "Company") or as an officer or director of the Company) any Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to shares of Common Stock of the Company to be issued pursuant to the Company's 1988 Stock Incentive Plan (the "Plan"), including without limitation additional Registration Statements on Form S-8 adding shares to the Plan, and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys and his substitutes shall have and may exercise all powers to act hereunder with or without the others. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto as of this 12th day of May, 1995.






                                        /s/ Steven M. Hitt
                                   ----------------------------------
                                   Steven M. Hitt

                               POWER OF ATTORNEY

                WILLCOX & GIBBS, INC. 1988 STOCK INCENTIVE PLAN
               ------------------------------------------------





          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Jon O. Fullerton and Allan M. Gonopolsky, and each of them, with full power of substitution his true and lawful attorneys to execute in his name (whether on behalf of Willcox & Gibbs, Inc. (the "Company") or as an officer or director of the Company) any Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to shares of Common Stock of the Company to be issued pursuant to the Company's 1988 Stock Incentive Plan (the "Plan"), including without limitation additional Registration Statements on Form S-8 adding shares to the Plan, and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys and his substitutes shall have and may exercise all powers to act hereunder with or without the others. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto as of this 12th day of May, 1995.






                                        /s/ Frederic de Castro
                                   ----------------------------------
                                   Frederic de Castro

                               POWER OF ATTORNEY

                WILLCOX & GIBBS, INC. 1988 STOCK INCENTIVE PLAN
               ------------------------------------------------





          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Jon O. Fullerton and Allan M. Gonopolsky, and each of them, with full power of substitution his true and lawful attorneys to execute in his name (whether on behalf of Willcox & Gibbs, Inc. (the "Company") or as an officer or director of the Company) any Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to shares of Common Stock of the Company to be issued pursuant to the Company's 1988 Stock Incentive Plan (the "Plan"), including without limitation additional Registration Statements on Form S-8 adding shares to the Plan, and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys and his substitutes shall have and may exercise all powers to act hereunder with or without the others. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto as of this 12th day of May, 1995.






                                        /s/ John B. Fraser
                                   ----------------------------------
                                   John B. Fraser

                               POWER OF ATTORNEY

                WILLCOX & GIBBS, INC. 1988 STOCK INCENTIVE PLAN
               ------------------------------------------------





          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Jon O. Fullerton and Allan M. Gonopolsky, and each of them, with full power of substitution his true and lawful attorneys to execute in his name (whether on behalf of Willcox & Gibbs, Inc. (the "Company") or as an officer or director of the Company) any Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to shares of Common Stock of the Company to be issued pursuant to the Company's 1988 Stock Incentive Plan (the "Plan"), including without limitation additional Registration Statements on Form S-8 adding shares to the Plan, and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys and his substitutes shall have and may exercise all powers to act hereunder with or without the others. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto as of this 12th day of May, 1995.






                                        /s/ R. Gary Gentles
                                   ----------------------------------
                                   R. Gary Gentles

                               POWER OF ATTORNEY

                WILLCOX & GIBBS, INC. 1988 STOCK INCENTIVE PLAN
               ------------------------------------------------





          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Jon O. Fullerton and Allan M. Gonopolsky, and each of them, with full power of substitution his true and lawful attorneys to execute in his name (whether on behalf of Willcox & Gibbs, Inc. (the "Company") or as an officer or director of the Company) any Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to shares of Common Stock of the Company to be issued pursuant to the Company's 1988 Stock Incentive Plan (the "Plan"), including without limitation additional Registration Statements on Form S-8 adding shares to the Plan, and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys and his substitutes shall have and may exercise all powers to act hereunder with or without the others. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto as of this 12th day of May, 1995.






                                        /s/ Austin List
                                   ----------------------------------
                                   Austin List

                               POWER OF ATTORNEY

                WILLCOX & GIBBS, INC. 1988 STOCK INCENTIVE PLAN
               ------------------------------------------------





          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Jon O. Fullerton and Allan M. Gonopolsky, and each of them, with full power of substitution his true and lawful attorneys to execute in his name (whether on behalf of Willcox & Gibbs, Inc. (the "Company") or as an officer or director of the Company) any Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to shares of Common Stock of the Company to be issued pursuant to the Company's 1988 Stock Incentive Plan (the "Plan"), including without limitation additional Registration Statements on Form S-8 adding shares to the Plan, and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys and his substitutes shall have and may exercise all powers to act hereunder with or without the others. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto as of this 12th day of May, 1995.






                                        /s/ Eric Lomas
                                   ----------------------------------
                                   Eric Lomas

                               POWER OF ATTORNEY

                WILLCOX & GIBBS, INC. 1988 STOCK INCENTIVE PLAN
               ------------------------------------------------





          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Jon O. Fullerton and Allan M. Gonopolsky, and each of them, with full power of substitution his true and lawful attorneys to execute in his name (whether on behalf of Willcox & Gibbs, Inc. (the "Company") or as an officer or director of the Company) any Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to shares of Common Stock of the Company to be issued pursuant to the Company's 1988 Stock Incentive Plan (the "Plan"), including without limitation additional Registration Statements on Form S-8 adding shares to the Plan, and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys and his substitutes shall have and may exercise all powers to act hereunder with or without the others. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto as of this 12th day of May, 1995.






                                        /s/ Gerald E. Morris
                                   ----------------------------------
                                   Gerald E. Morris

                               POWER OF ATTORNEY

                WILLCOX & GIBBS, INC. 1988 STOCK INCENTIVE PLAN
               ------------------------------------------------





          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Jon O. Fullerton and Allan M. Gonopolsky, and each of them, with full power of substitution his true and lawful attorneys to execute in his name (whether on behalf of Willcox & Gibbs, Inc. (the "Company") or as an officer or director of the Company) any Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to shares of Common Stock of the Company to be issued pursuant to the Company's 1988 Stock Incentive Plan (the "Plan"), including without limitation additional Registration Statements on Form S-8 adding shares to the Plan, and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys and his substitutes shall have and may exercise all powers to act hereunder with or without the others. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto as of this 12th day of May, 1995.






                                        /s/ Nicolas Sokolow
                                   ----------------------------------
                                   Nicolas Sokolow

                               POWER OF ATTORNEY

                WILLCOX & GIBBS, INC. 1988 STOCK INCENTIVE PLAN
               ------------------------------------------------





          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Jon O. Fullerton and Allan M. Gonopolsky, and each of them, with full power of substitution his true and lawful attorneys to execute in his name (whether on behalf of Willcox & Gibbs, Inc. (the "Company") or as an officer or director of the Company) any Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to shares of Common Stock of the Company to be issued pursuant to the Company's 1988 Stock Incentive Plan (the "Plan"), including without limitation additional Registration Statements on Form S-8 adding shares to the Plan, and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys and his substitutes shall have and may exercise all powers to act hereunder with or without the others. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto as of this 12th day of May, 1995.






                                        /s/ Serge Weinberg
                                   ----------------------------------
                                   Serge Weinberg

                               POWER OF ATTORNEY

                WILLCOX & GIBBS, INC. 1988 STOCK INCENTIVE PLAN
               ------------------------------------------------





          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Jon O. Fullerton and Allan M. Gonopolsky, and each of them, with full power of substitution his true and lawful attorneys to execute in his name (whether on behalf of Willcox & Gibbs, Inc. (the "Company") or as an officer or director of the Company) any Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to shares of Common Stock of the Company to be issued pursuant to the Company's 1988 Stock Incentive Plan (the "Plan"), including without limitation additional Registration Statements on Form S-8 adding shares to the Plan, and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys and his substitutes shall have and may exercise all powers to act hereunder with or without the others. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto as of this 12th day of May, 1995.






                                        /s/ Allan M. Gonopolsky
                                   ----------------------------------
                                   Allan M. Gonopolsky

                               POWER OF ATTORNEY

                WILLCOX & GIBBS, INC. 1988 STOCK INCENTIVE PLAN
               ------------------------------------------------





          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Jon O. Fullerton and Allan M. Gonopolsky, and each of them, with full power of substitution his true and lawful attorneys to execute in his name (whether on behalf of Willcox & Gibbs, Inc. (the "Company") or as an officer or director of the Company) any Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to shares of Common Stock of the Company to be issued pursuant to the Company's 1988 Stock Incentive Plan (the "Plan"), including without limitation additional Registration Statements on Form S-8 adding shares to the Plan, and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys and his substitutes shall have and may exercise all powers to act hereunder with or without the others. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto as of this 12th day of May, 1995.






                                        /s/ Alain Viry
                                   ----------------------------------
                                   Alain Viry